United States of America
Federal Communications Commission
RADIO STATION AUTHORIZATION
Commercial Mobile Radio Services
Personal Communications Service - Broadband

21st CENTURY BIDDING CORP.   Call Sign: KNLG258
PHILIP J. CHASMAR            Market: B294
4665 MACARTHUR COURT, SUITE 100C  MICHIGAN CITY-LA PORTE, IN
NEWPORT BEACH, CA 92660      Channel Block: F
                                  Filing Number: 00173-CW-L-97




The licensee hereof is authorized, for the period indicated, to construct and operate
radio transmitting facilities in accordance with the terms and conditions hereinafter
described. This authorization is subject to the provisions of the
Communications Act of
1934, as amended, subsequent Acts of Congress, international treaties and agreements to
which the United States is a signatory, and all pertinent rules and regulations of the
Federal Communications Commission, contained in the Title 47 of the U.S. Code of Federal
Regulations.
    Initial Grant Date  April 28, 1997
    Ten Year Build Out Date   April 28, 2007
    Expiration Date     April 28, 2007

CONDITIONS:
Pursuant to Section 309(h) of the Communications Act of 1934, as amended, (47
U.S.C.
309(h)), this license is subject to the following conditions: This license does not vest
in the licensee any right to operate a station nor any right in the use of frequencies
beyond the term thereof nor in any other manner than authorized herein. Neither this
license nor the right granted thereunder shall be assigned or otherwise transferred in
violation of the Communications Act of 1934, as amended (47 U.S.C. 151, et seq.). This
license is subject in terms to the right of use or control conferred by Section
706 of the
Communications Act of 1934, as amended (47 U.S.C. 606).
(Conditions continued on Page 2)
WAIVERS:
No waivers associated with this authorization.
Issue Date: 11/26/97         FCC Form 463B
Page 1 of 2   -    April 1997
KNLG2 58 21st CENTURY BIDDING CORP.    00173-CW-L-97








This authorization is subject to the condition that, in the event that systems using the same frequencies as granted herein are authorized in an adjacent foreign territory
(Canada/United States), future coordination of any base station transmitters within 72 km
(45 miles) of the United States/Canada border shall be required to eliminate any harmful interference to operations in the adjacent foreign territory and to ensure continuance of equal access to the frequencies by both countries.
This authorization is conditioned upon the full and timely payment of all monies due pursuant to Sections 1.2110 and 24.716 of the Commission's Rules and the terms of the
Commission's installment plan as set forth in the Note and Security Agreement executed by the licensee. Failure to comply with this condition will result in the automatic cancellation of this authorization.
Issue Date: 11/26/97
Page 2 of 2



INSTALLMENT PAYMENT PLAN NOTE
(Broadband Personal Communications Service, F Block: Auction Event No. 11)

US $128,251.20
Washington. D.C.
Execution Date: July 15  , 1997
License No.: CWB294F    Effective Date: April 28, 1997
FOR VALUE RECEIVED, the undersigned, 21st CENTURY BIDDING CORP., a Delaware
Corporation
("Maker"), promises to pay to the order of the FEDERAL COMMUNICATIONS
COMMISSION, an
independent regulatory agency of the United States ("Payee" or "Commission")
the principal
sum of $128,251.20 DOLLARS ("Principal Amount"), together with accrued interest, computed at
the annual rate of six and one-quarter percent (6.25%) per annum ("Annual
Rate") on the
unpaid Principal Amount hereof, from the date of this Note until the date the entire
Principal Amount has been paid in full. This Note is executed on the Execution
Date set
forth above but is intended for all purposes to be effective as of April 28,
1997.
Interest and principal shall be payable as set forth below and in accordance with Schedule
A attached hereto and made a part hereof:
Interest only. at the Annual Rate from the date hereof shall be due and payable in equal
consecutive quarterly installments of $2,003.93, due on July 28, 1997 and every year on
July 28, October 28. January 28. and April 28 thereafter through and including
April 28,
1999.
Commencing with the payment due on July 28. 1999, Maker shall pay principal and interest
in equal quarterly installments of $5,123.56, due on July 28, October 28,
January 28, and
April 28 of every year hence through and including January 28, 2007.
The entire unpaid Principal Amount, together with accrued and unpaid interest thereon, and
all other remaining obligations of Maker hereunder, if not sooner paid, shall be due and
payable on April 28, 2007 ("Maturity Date").
All interest shall be computed on the basis of a 360-day year for actual days elapsed.
All payments to be made hereunder, of principal, interest, costs, expenses, or other sums
due hereunder. shall be made to the holder of this Note in lawful money of the
United
States of America which at the time of payment shall be legal tender for the payment of
public and private debts, free and clear and without reduction by reason of any present or
future income, stamp or other taxes, levies, imposts, deductions, charges, compulsory
loans or withholdings whatsoever, including interest thereon or penalties with respect
thereto, if any imposed, assessed, levied or collected by any political subdivision or
taxing authority thereof or therein, on or in respect of this Note or the obligations it
evidences. All payments shall be made during normal business hours at the
Commission's
designated lockbox location as set forth from time to time in the Commission's then-
applicable orders and regulations and/or public notices.
This Note is secured by, and entitled to the benefits of, a Security Agreement
(the
"Security Agreement") of even date between Maker and Payee. All the terms, covenants,
conditions and agreements contained in the Security Agreement are hereby incorporated herein
and made part of this Note to the same extent and effect as if fully set forth herein. It is
expressly understood by Maker that all of the terms of the Security Agreement apply to this
Note, and that reference in the Security Agreement to "this Agreement" includes both the
Security Agreement and this Note.
IT IS HEREBY EXPRESSLY AGREED THAT TIME IS OF THE ESSENCE FOR THE PERFORMANCE
OF EACH AND
EVERY OF THE TERMS AND CONDITIONS UNDER THIS NOTE AND THE SECURITY AGREEMENT.
A default under this Note ("Event of Default") shall occur upon any or all of the
following:
a. Any non-payment by Maker of any Principal and/or Interest on the due date as specified
hereinabove if the Maker remains delinquent for more than 90 days and
(I) Maker has not submitted a request, in writing, for a grace period or extension of payments, if any such grace period or extension of payments is provided for in the then-applicable orders and regulations of the
Commission; or

(2) Maker has submitted a request, in writing, for a grace period or extension of payments, if any such grace period or extension of payments is provided for in the then-applicable orders and regulations of the Commission, and following the expiration of the grant of such grace period or extension or upon denial of such a request for a grace period or extension~ Maker has not resumed payments of Principal and/or Interest in accordance with the terms of this Note; or

b. An involuntary case is commenced against the Maker (or any of Maker's
Affiliates)
and the petition shall not have been dismissed, stayed, bonded or discharged within sixty
(60) days after commencement of the case: or a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Maker (or any of the Maker's
Affiliates) in an involuntary case, under any applicable bankruptcy, insolvency or other similar law now or hereinafter in effect, or any other similar relief shall be granted under any applicable federal, state, local or foreign law; or,
c. A decree or order of a court having jurisdiction in the premises for the appointment of a receiver, liquidator, sequestrator, trustee. custodian or other officer having similar powers over the Maker (or any of the Maker's Affiliates) or over all or a substantial part of the property of the Maker (or any of the Maker's Affiliates) shall be entered; or an interim receiver, trustee or other custodian of the Maker (or any of the Maker's Affiliates) or of all or a substantial part of the property of the Maker (or any of the Maker's
Affiliates) shall be appointed or a warrant of attachment, execution, or similar process against any substantial part of the property of the Maker (or any of the Maker's Affiliates) shall be issued and any such event shall not be stayed, dismissed, bonded or discharged within sixty (60) days after entry, appointment or issuance; or
d. The Maker (or any of the Maker's Affiliates) shall (1) commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect,
(2) consent to the entry of an order for relief in an involuntary case, or to the conversion of an involuntary case to a voluntary case, under any such law, (3) consent to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of its property, (4) make any assignment for the benefit of creditors, or
(5) take any corporate action to authorize any of the foregoing; or
e. Any failure by Maker to comply with any other condition (as set forth in the Security
Agreement) for holding the above referenced License as set forth in the License or in the
Communications Act of 1934, as amended, or the then-applicable orders and regulations of the
Commission. and such failure is not cured within five (5) business days after notice of same from the Payee or its designee; or
f. Any violation by Maker of any other covenant or term of this Note or the Security
Agreement, and such violation is not cured within five (5) business days after notice of same from the Payee or its designee.
As used herein, "Affiliate" shall mean any individual or entity that: (i) directly or indirectly controls or has the power to control the Maker. or (ii) is directly or indirectly controlled by the Maker, or (iii) is directly or indirectly controlled by a third party or parties that also controls or has the power to control the Maker. "Affiliate" shall not include, however, such persons or entities as Payee shall agree, in writing, may be excluded from such definition.
Upon any Event of Default under this Note, Payee may assess a late fee and/or administrative charge, plus the costs of collection, litigation, attorneys' fees, and default payment as specified in the then-applicable orders and regulations of the Commission, as amended, and
Maker acknowledges that it is liable and herein expressly promises to pay on demand such additional costs, expenses. late charges, administrative charges, attorneys fees, and default payment. The Maker hereby acknowledges that a late fee of 5% (five percent) of the payment due shall be added to each payment of moneys due under this Note that is not timely paid under the terms of this Note.
Upon any Event of Default under this Note, the unpaid Principal Amount, plus all unpaid interest accrued thereon, together with any late fee and/or administrative charge, plus the costs of collection, litigation, attorneys' fees, and default payment as specified in the then-applicable orders and regulations of the Commission, as amended, shall become immediately due~ and payable.
The Maker hereby acknowledges that the Commission has granted Maker the above referenced
License pursuant to the Communications Act of 1934, as amended, conditioned upon full and timely payment of financial obligations under the Commission's installment payment plan, as set forth in the then-applicable orders and regulations of the Commission, as amended, in addition to the rights and remedies set forth in this Note and the Security
Agreement and
regardless of the enforceability thereof, and that the sanctions and enforcement authority of the Commission, including the cancellation of the License, shall remain applicable in the event of a failure to comply with the terms and conditions of the License.
Maker further
acknowledges that the rights of the Payee under this Note and the Security
Agreement shall
be in addition to, and in no respect in derogation of or in substitution for the rights of the Commission under the License and under the then-applicable orders and regulations of the
Commission, and that nothing in this Note or the Security Agreement shall limit the right of the Commission to treat the License as a conditional license dependant on full and complete compliance by the Maker at all times with all the terms and conditions of the License, including full and timely payment of financial obligations under the Commission's installment payment plan.
No delay or omission on the part of Payee in exercising any right under this Note, the
Security Agreement, the License, or any other instrument securing this Note, shall operate as a waiver of such right or of any other right of Payee, nor shall any waiver by Payee of any such right or rights on any one occasion be deemed a bar to or waiver of the same right or rights on any future occasion.
Maker is liable for all costs of collection or enforcement of the Payee's rights under this
Note, the Security Agreement, the License or under any other instrument now or hereafter executed by Maker in favor of Payee which in any manner evidences, governs or secures this
Note, including reasonable attorneys' fees, whether suit is brought or not, and all such costs shall be paid by the Maker on demand, and whether or not such collection or enforcement occurs in any bankruptcy, reorganization. receivership or other proceedings involving creditors' rights or involving a claim under this Note or any of the other documents evidencing, governing or securing the obligation of Maker to fully and timely pay all obligations of Maker under the Commission's installment payment plan.
Maker, all endorsers and guarantors hereof and any other party who may become liable for all or any part of the obligation evidenced hereby, waive presentment for payment, notice or dishonor, protest and notice of protest, notice of nonpayment and any and all lack of diligence or delays in collection or enforcement of or with respect to this Note, the
Security Agreement, or the License.
Maker may prepay all or any part of the Principal Amount without premium or penalty upon ten
(10) days' prior written notice to Payee, given in the manner provided in the Security
Agreement.
Partial prepayments shall not postpone or reduce regular payments to be made hereunder. All such prepayments shall be applicable first to the payment of late charges, if any, costs and expenses, and administrative penalties due hereunder, then to accrued and unpaid interest, then to that portion of the unpaid Principal Amount due on the Maturity Date and then, if applicable, to any unpaid installments of principal in the inverse order of installment maturities. The Payee may require that any partial prepayments be made on the dates installments of principal and/or interest are due hereunder.
Anything to the contrary notwithstanding, Payee shall not charge, take or receive, and Maker shall not be obligated to pay to Payee, any amounts constituting interest on the Principal
Amount in excess of the maximum rate permitted by applicable law. If by reason of the acceleration of the unpaid Principal Amount or otherwise, interest in excess of the highest legal contract rate permitted by applicable law shall at any time be paid, any such excess shall constitute and be treated as a payment of outstanding principal hereunder and shall operate to reduce such outstanding Principal Amount.
ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS NOTE, THE
SECURITY AGREEMENT, OR OTHER DOCUMENTS EVIDENCING, GOVERNING
OR SECURING THE OBLIGATIONS EVIDENCED HEREBY (OTHER THAN
ACTION BY THE COMMISSION PURSUANT TO THE LICENSE, ITS RULES, OR
REGULATIONS, WHICH SHALL BE BROUGHT BEFORE THE COMMISSION)
SHALL ONLY BE BROUGHT IN THE UNITED STATES DISTRICT COURT FOR
THE DISTRICT OF COLUMBIA, AND, BY EXECUTION AND DELIVERY OF THIS
NOTE AND SECURITY AGREEMENT, THE MAKER HEREBY ACCEPTS FOR
ITSELF AND IN RESPECT OF ITS PROPERTY GENERALLY AND
UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURT. THE
PARTIES HERETO HEREBY IRREVOCABLY WAIVE ANY OBJECTION,
INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF
VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH
ANY OF THEM MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY
SUCH ACTION OR PROCEEDING IN THE DISTRICT OF COLUMBIA.

THE MAKER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS
OF THE AFOREMENTIONED COURT IN ANY SUCH ACTION OR PROCEEDING
BY THE MAILING OF A COPY THEREOF BY CERTIFIED MAIL, RETURN
RECEIPT REQUESTED, POSTAGE PREPAID, TO THE MAKER AT ITS ADDRESS
PROVIDED IN THE SECURITY AGREEMENT. SUCH SERVICE SHALL BE
DEEMED TO HAVE OCCURRED ON THE THIRD DAY AFTER SUCH MAILING.
NOTHING CONTAINED HEREIN SHALL AFFECT THE RIGHT OF PAYEE TO
SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR
COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE
MAKER IN ANY OTHER JURISDICTION.

EACH OF THE PARTIES HERETO HEREBY KNOWINGLY, WILLINGLY,
VOLUNTARILY, UNCONDITIONALLY, IRREVOCABLY AND INTENTIONALLY
FOREVER WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN
RESPECTOF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER
OR INCONNECTION WITH THIS NOTE, THE SECURITY AGREEMENT, OR OTHER
DOCUMENTS EVIDENCING OR SECURING THE DEBT TRANSACTION
EVIDENCED HEREBY, ANY COURSE OF CONDUCT, COURSE OF DEALING,
STATEMENTS (VERBAL OR WRITTEN) OR ACTION OF ANY PERSON OR ANY
EXERCISE BY ANY PARTY OF ITS RESPECTIVE RIGHTS UNDER THIS
TRANSACTION, DOCUMENT OR ANY RELATED DOCUMENT OR IN ANY WAY
RELATING TO THE COLLATERAL (INCLUDING, WITHOUT LIMITATION, ANY
ACTION TO RESCIND OR CANCEL THIS TRANSACTION OR ANY CLAIMS OR
DEFENSES ASSERTING THAT THIS TRANSACTION, IN WHOLE OR IN PART,
WAS FRAUDULENTLY INDUCED OR IS OTHERWISE VOID OR VOIDABLE).
MAKER REPRESENTS THAT NO ORAL OR WRITTEN STATEMENTS HAVE BEEN
MADE BY ANY PARTY TO EXCLUDE THIS SUBMISSION TO JURISDICTION AND
WAIVER OF TRIAL BY JURY OR IN ANY WAY TO MODIFY OR NULLIFY ITS
STATED EFFECT. MAKER FURTHER REPRESENTS THAT IT HAS BEEN
REPRESENTED BY INDEPENDENT COUNSEL, SELECTED BY ITS OWN FREE
WILL, IN SIGNING THIS NOTE AND IN THE MAKING OF THIS WAIVER AND
THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH SUCH
COUNSEL. THIS PROVISION IS A MATERIAL INDUCEMENT FOR PAYEE TO
ENTER INTO THIS TRANSACTION AND THE VARIOUS DOCUMENTS RELATED
THERETO.

Maker acknowledges that this Note and Security Agreement (and any attachments affixed
thereto by the Payee with the permission and knowledge of the Maker), along with the terms
of the License and the then-current applicable Commission orders and regulations and the
Communications Act of 1934, as amended, set forth the entire agreement, written and oral, of
the parties concerning the granting of the License and the conditions under which Maker is
entitled to hold the License, and all inconsistent prior statements, understandings,
notices, representations and agreements between the parties, oral or written, are superseded
by and merged in the License, the then-current applicable Commission orders and regulations,
this Note, the Security Agreement or other documents evidencing, governing or securing the
obligations evidenced hereby. Notwithstanding the foregoing, Maker's rights shall be subject
to all Commission rules and regulations with respect to representations made by the Maker in
connection with its application for the License or otherwise.
If any provision or part of this Note and/or the Security Agreement shall for any reason be
held or deemed to be invalid, illegal, or unenforceable in any respect, such invalidity,
illegality or unenforceability shall not affect any other provision of this
Note and this
Note shall be construed as if such invalid, illegal or unenforceable provision had never
been contained herein and the remaining provisions of this Note shall remain in full force
and effect. The enforceability of the Note and/or the Security Agreement do not
limit the
obligations of the Maker or the rights of the Commission under the
Communications Act of
1934, as amended, under the License, or under the then-applicable orders and regulations of
the Commission, as amended.
Any notice demand or request hereunder shall be given in the manner set forth in the
Security Agreement.
This Note shall be governed by and construed in accordance with the
Communications Act of
1934, as amended, the then-applicable orders and regulations of the Commission, and federal
law. Nothing in this Note shall be deemed to modify any then-applicable orders
and
regulations of the Commission or the conditions of the License, and nothing in this Note
shall be deemed to release the Maker from compliance therewith. This Note may not be
changed, modified, waived, terminated or discharged orally, but only by an agreement in
writing executed by the party against whom enforcement of any such change, modification,
waiver, termination, or discharge is sought.
Maker represents and warrants that any statements made by it in the Security
Agreement or
this Note: (i) are true and accurate in all material respects; and (ii) do not omit any
material facts or information the absence of which would make such statement misleading in
the context of Payee's evaluation of this Note, and acknowledges and agrees that Payee is
entitled to and has relied on such statements in agreeing to the Note.
Payee shall have the right at any time to assign, endorse, pledge, convey or otherwise
transfer this Note and all of the other documents evidencing, governing or securing this
Note or the obligations of Maker with respect to the License to any party. From and after
the date of such assignment, endorsement, pledge, conveyance or other transfer, such
transferee shall be entitled to exercise any and all rights and remedies of
Payee hereunder.
Maker shall not assign, convey or otherwise transfer its rights and obligations hereunder
without the prior written consent of the Commission.
Date:    July 15, 1997  21st CENTURY BIDDING CORP. [NAME OF MAKER]
    By:  Philip J. Chasmar
    Its: President


    Schedule A
    License Number: CW8294F
    INSTALLMENT PLAN C AMORTIZATION SCHEDULE for Federal Communications
Commission F-
Block Licenses (Interest-only Payments for the First Two Years)

Grant Date    Org Bal   Org Rate  Terms (yrs)    1st PMT   Future Val
28-Apr-97     $128,251 20    625% 10   28-Jul-97 0
Pmt#     Date Yr   P&I Payment    Principal Interest  New Balance    Cum. Int.
Y
early Total Amt
    Rate
1   28-Jul-97 6.25%     $2,003.93 $0.00     $2,003.93 $128,251.20    $2,003.93
$
2,003.93
2   28-Oct-97 6.25%     $2,003.93 $0.00     $2,003.93 $128,251.20    $4,007.85
$
4,007.85
3   28-Jan-98 6.25%     $2,003.93 $0.00     $2,003.93 $128,251.20    $6,011.78
$
2,003.93
4   28-Apr-98 6.25%     $2,003.93 $0.00     $2,003.93 $128,251.20    $8,015.70
$
4,007.85
5   28-Jul-98 6.25%     $2,003.93 $000 $2,003.93 $128,251.20    $10,019.63
$6,01
1.78
6   28-Oct-98 6.25%     $2,003.93 $0.00     $2,003.93 $128,251.20    $12,023.55
$8,015.70
7   28-Jan-99 6.25%     $2,003.93 $0.00     $2,003.93 $128,251.20    $14,027.48
$2,003.93
8   28-Apr-99 6.25%     $2,003.93 $0.00     $2,003.93 $128,251.20    $16,031.40
$4,007.85
9   28-Jul-99 6.25%     $5,123.56 $3,119.63 $2,003.93 $125,131 57    $18,035.33
$6,011.78
10  28-Oct-99 6.25%     $5,123.56 $3,168 38 $1,955.18 $121,963.19    $19,990.51
$7,966.96
11  28-Jan-00 6.25%     $5,123.56 $3,217.88 $1,905.67 $118,745.31    $21,896.18
$1,905.67
12  28-Apr-00 6.25%     $5,123.56 $3,268.16 $1,855.40 $115,477.15    $23,751.58
$3,761.07
13  28-Jul-00 6.25%     $5,123.56 $3,319.23 $1,804.33 $112,157.93    $25,555.91
$5,565.40
14  28-Oct-00 6.25%     $5,123.56 $3,371.09 $1,752.47 $108,786.84    $27,308.37
$7,317.87
15  28-Jan-01 6.25%     $5,123.56 $3,423.76 $1,699.79 $10536307 $29,008.17
$1,69
9.79
16  28-Apr-01 6.25%     $5,123.56 $3,477.26 $1,646.30 $101,885.82    $30,654.47
$3,346.09
17  28-Jul-01 6.25%     $5,123.56 $3,531.59 $1,591.97 $98,354.23     $32,246.43
$4,938.06
18  28-Oct-01 6.25%     $5,123.56 $3,586.77 $1,536 78 $94,767.45     $33,783.22
$6,474.84
19  28-Jan-02 6.25%     $5,123.56 $3,642 81 $1,480.74 $91,124.64     $35,263.96
$1,480 74
20  28-Apr-02 6.25%     $5,123.56 $3,699.73 $1,423.82 $87,424 91     $36,687 78
$2,904.56
21  28-Jul-02 6.25%     $5,123.56 $3,757.54 $1,366.01 $83,667.36     $38,053.80
$4,270.58
22  28-Oct-02 6.25%     $5,123.56 $3,816.25 $1,307.30 $79,851.11     $39,361.10
$5,577.88
23  28-Jan-03 6.25%     $5,123.56 $3,875.88 $1,247.67 $75,975.23     $40,608.77
$1,247.67
24  28-Apr-03 6.25%     $5,123.56 $3,936.44 $1,187.11 $72,038.78     $41,795.88
$2,434.79
25  28-Jul-03 6.25%     $5,123.56 $3,997.95 $1,125.61 $68,040.83     $42,921.49
$3,560.39
26  28-Oct-03 6.25%     $5,123.56 $4,060.42 $1,063.14 $63,980.42     $43,984.63
$4,623.53
27  28-Jan-04 6.25%     $5,123.56 $4,123.86 $999.69   $59,856.55     $44,984.32
$999.69
28  28-Apr-04 6.25%     $5,123.56 $4,188.30 $935.26   $55,668.26     $45,919.58
$1,934.95
29  28-Jul-04 6.25%     $5,123.56 $4,253.74 $869.82   $51,414.52     $46,789.40
$2,804.77
30  28-Oct-04 6.25%     $5,123.56 $4,320.20 $803.35   $47,094.31     $47,592.75
$3,608.12
31  28-Jan-05 6.25%     $5,123.56 $4,387.71 $735.85   $42,706.60     $48,328.60
$735.85
32  28-Apr-05 6.25%     $5,123.56 $4,456.27 $667.29   $38,250.34     $48,995.89
$1,403.14
33  28-Jul-05 6.25%     $5,123.56 $4,525.89 $597.66   $33,724.44     $49,593.55
$2,000.80
34  28-Oct-05 6.25%     $5,123.56 $4,596.61 $526.94   $29,127.83     $50,120.49
$2,527.75
35  28-Jan-06 6.25%     $5,123.56 $4,668.43 $455.12   $24,459.40     $50,575.62
$455.12
36  28-Apr-06 6.25%     $5,123.56 $4,741.38 $382.18   $19,718.02     $50,957.80
$837.30
37  28-Jul-06 6.25%     $5,123.56 $4,815.46 $308.09   $14,902.56     $51,265.89
$1,145.39
38  28-Oct-06 6.25%     $5,123.56 $4,890.70 $232.85   $10,011.85     $51,498.74
$1,378.25
39  28-Jan-07 6.25%     $5,123.56 $4,967.12 $156.44   $5,044.73 $51,655.18
$156.
44
40  28-Apr-07 6.25%     $5,123.56 $5,044.73 $78.82    $0.00     $51,734.00
$235.
26
